SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                             SECURITIES ACT OF 1934
                                (AMENDMENT No.__)

Filed by the Registrant[ X ]
Filed by a party other than the Registrant[ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Sec. 240.14a-11(c)     or Sec. 240.14a-12

                        Imaging Diagnostic Systems, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):
[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]      $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).                            RECORD DATE    FEBRUARY 4, 2002
[ ]      Fee computed on table below per Exchange Act Rules        MAILING DATE   FEBRUARY 13, 2002
         14a-6(i)(4) and 0-11.                                     MEETING DATE   MARCH 13, 2002

(1)      Title of each class of securities to which
         transaction applies:______________________                    LIST OF EXHIBITS
(2)      Aggregate number of securities to which                       A) 2002 INCENTIVE AND NON-
         transaction applies:______________________                       STATUTORY STOCK
(3)      Per unit price or other underlying value of                      OPTION PLAN
         transaction computed pursuant to Exchange                     B) LETTER TO
         Act Rule 0-11 __/                                                SHAREHOLDERS
(4)      Proposed maximum aggregate value of
         transaction:_______________________
(5)      Total fee paid:____________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:___________________

(2)      Form, Schedule or Registration Statement No.:_____________

(3)      Filing Party:________________

(4)      Date Filed: February 7, 2002

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on March 13, 2002

TO THE STOCKHOLDERS OF IMAGING DIAGNOSTIC SYSTEMS, INC.

         NOTICE IS HEREBY GIVEN that the Fiscal Year 2002 Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), will be held on Wednesday, March 13, 2002, at 9:00 a.m. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, for the following purposes:

1. To elect five directors to serve a one-year term expiring upon the Fiscal Year 2003 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified;

2. To consider and act upon a proposal to adopt the Company's 2002 Incentive and Non-Statutory Stock Option Plan;

3. To ratify the Company's Board of Directors' appointment of Margolies, Fink and Wichrowski, CPA's as independent auditors for the Company for the fiscal year ending June 30, 2002; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on Monday, February 4, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/      Allan L. Schwartz
                                                   Allan L. Schwartz, Secretary
Plantation, Florida
February 7, 2002

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF A BROKER HOLDS YOUR SHARES OF RECORD, OR BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING



      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Imaging Diagnostic Systems, Inc. (the "Company") for the Fiscal Year 2002 Annual Meeting of Stockholders to be held on Wednesday, March 13, 2002, at 9:00 a.m. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about February 13, 2002 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES

         Only stockholders of record at the close of business on Monday, February 4, 2002 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. On the Record Date, there were outstanding 126,802,455 shares of Common Stock.

REVOCABILITY OF PROXIES

     If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of the Company a duly signed revocation of proxy bearing a later date.

VOTING AND SOLICITATION

     Each share of Common Stock issued and outstanding on the record date shall have one vote on the matters presented herein, except that with respect to the election of directors, each share of Common Stock is entitled to one vote for a nominee for each director position. Stockholders do not have the right to cumulate votes in the election of directors.

SOLICITATION

     We will bear the entire cost of the solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail, telegram or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services, but Jersey Transfer & Trust Co. will be paid a fee, estimated to be about $2,000 if it renders solicitation services.

HOUSEHOLDING

     We have adopted a new procedure approved by the SEC called "householding." Under this procedure, multiple stockholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees. If you wish to continue to receive multiple copies of the proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying us in writing or by telephone at: Imaging Diagnostic Systems, Inc., 6531 NW 18th Court, Plantation, FL 33313 telephone (954) 581-9800. You may opt-out of householding at any time prior to 30 days before the mailing of proxy materials. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above-referenced address or telephone number.


SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of February 4, 2002, as to (a) each person known to the Company who beneficially owns more than 5% of the outstanding shares of its Common Stock; (b) each current director, nominee for director and named executive officer; and (c) all executive officers and directors of the Company as a group.

Name and Address           Number of Shares Owned        % of Outstanding
of Beneficial Owner        Beneficially (1)(2)           Shares of Common Stock
-------------------        -----------------------       ----------------------
Linda B. Grable                 18,407,274(3)                    14.51%
6531 NW 18th Court
Plantation, FL 33313

Allan L. Schwartz                5,559,727(4)                     4.38%
6531 NW 18th Court
Plantation, FL 33313

John d'Auguste                       2,500                           0%
6531 NW 18th Court
Plantation, FL 33313

Edward R. Horton                     2,500                           0%
6531 NW 18th Court
Plantation, FL 33313

David E. Danovitch                  75,000(5)                        0%
New York, NY

Phil E. Pearce                      75,000(5)                        0%
Charlotte, NC

Stanley A. Hirschman                75,000(5)                        0%
Plano, TX

All officers, directors         24,197,001(6)                    19.08%
And director nominees
as a group (7 persons)


(1) Except as indicated in the footnotes to this table, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of common stock shown beneficially owned by them.

(2) Percentage of ownership is based on 126,802,455 shares of common stock outstanding as of February 4, 2002 plus each person's options that are exercisable within 60 days. Shares of common stock subject to stock options that are exercisable within 60 days as of February 4, 2002 are deemed outstanding for purposes of computing the percentage of that person and the group.

(3) Includes 1,000,000 shares subject to options and 12,603,507 shares owned by the estate of Richard J. Grable, of which Mrs. Grable is the sole heir and as to which she has sole voting control.

(4) Includes 1,000,000 shares subject to options and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.

(5)  The 75,000 shares listed for David E. Danovitch, Phil E. Pearce and Stanley
     A. Hirschman represent shares subject to option.

(6) Includes 2,000,000 shares subject to options held by Linda B. Grable and Allan L. Schwartz. Also includes 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2001, its officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS
The following table sets forth certain information concerning nominee directors.

      Name                 Age                   Position               Year Elected  or Appointed
      ----                 ---                   --------               --------------------------
Linda B. Grable             64          Chief Executive Officer and               1994
                                        Chairman of the Board

Allan L. Schwartz           59          Executive Vice-President, Chief           1994
                                        Financial Officer and Director

David E. Danovitch          39                   Director                         2000

Phil E. Pearce              72                   Director                         2000

Stanley A. Hirschman        55                   Director                         2000


     Five directors are to be elected at the meeting. All five directors are to be elected for the term expiring in Fiscal Year 2003. Information on the nominees follows:


LINDA B. GRABLE
     Mrs. Grable has been our Chief Executive Officer since August 2001, and, since its inception in 1993, has served as Chairman of the Board and Director of the Company. She was our President from the Company's inception to August 2001. She was has played a major role in raising over $42 million in capital in order to fund the research and development of the CTLM(R) device. She has over 35 years experience in negotiating funding with banking institutions for both medical and real estate development businesses. Mrs. Grable has over 20 years of executive experience in the medical device industry, for both sales and marketing in the U.S. and foreign countries. She is a graduate of Ohio State University and holds a BA in Journalism and Marketing.


ALLAN L. SCHWARTZ
     Mr. Schwartz is Executive Vice-President and Chief Financial Officer of the Company and is responsible for its financial affairs. He is an operationally oriented executive with a wide range of management, marketing, field engineering, construction, and business development experience. Prior to joining the Company as a founder in 1993, he developed the Chronometric Trading System for analyzing stock market trends using neural networks and developed pre-engineered homes for export to Belize, Central America for S.E. Enterprises of Miami, Florida. In 1991 he formed Tron Industries, Inc. for the development of low-voltage neon novelty items and self-contained battery powered portable neon. He is a graduate of C.W. Post College of Long Island University with a B.S. in Business Administration. Previous innovations by Mr. Schwartz before relocating to Florida have included the use of motion detection sensors in commercial burglar alarm systems for Tron-Guard Security Systems. Inc. and the use of water reclamation systems with automatic carwash equipment. Mr. Schwartz has been a Director and Officer of the Company since its inception.

DAVID E. DANOVITCH
     Mr. Danovitch has had a diverse career with a broad variety of responsibilities throughout several industries, involving retail merchandising, investment and commercial banking, and technology. Since January 2000, Mr. Danovitch has served as Senior Partner of NewWest Associates, LLC., an international firm specializing in business consultancy, and Del Rey Investments, LLC., a merchant banking firm. Between 1997-1999, he was a Managing Director of Cambridge Partners, a merchant bank. Between 1995-1997, he was a founding principal of Snowden Capital, Inc., a New York City-based investment banking and direct investment firm focused on serving the corporate finance needs of middle market companies. From 1993-1994 Mr. Danovitch was part of the team recruited by Louis Gerstner to begin the turnaround of IBM Corporation, where he served as the Chief of Staff to the IBM Senior Vice President with responsibility for a variety of functions critical to IBM's turnaround, including responsibility for implementing the Company's worldwide transformation, organizational change, and downsizing. Mr. Danovitch serves on the boards of Renaissance, Inc., Vidikron of America, Inc., HomeCom, Inc., and Great Clips Mid-Atlantic Regional Companies, Inc. He holds an A.B. from Kenyon College, a J.D. from Suffolk University Law School, and an LL.M.-Taxation from Boston University School of Law.


PHIL E. PEARCE
     Mr. Pearce is an independent business consultant with a strong background in investment banking and financial markets. Since 1990, he has been president of consultancy firm, Phil E. Pearce & Associates, which he founded to assist companies with their corporate finance needs and has served as Chairman and Director of Financial Express Corporation. Since 1988 he has also served as a principal of Pearce-Henry Capital Corp., a merchant-banking firm based in New York City. Prior to 1988, Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers and was closely involved in the formation of the Nasdaq Stock Market, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of StarBase Corporation, Bravo! Foods International Corporation, and Xybernaut Corporation. Mr. Pearce is a graduate of the University of South Carolina (B.A.
1953) and attended the Wharton School of Investment Banking at the University of Pennsylvania.


STANLEY A. HIRSCHMAN
     Mr. Hirschman is President of CPointe Associates, Inc., an executive management and consulting firm specializing in solutions for emerging companies with technology-based products, whose clients include SBC Wireless, Northern Telecom (Nortel), Earthlink, Inc., RetailHighway.com and Xybernaut Corporation. A former Chairman of Mustang Software, Inc., Mr. Hirschman took a hands-on role in the planning and execution of the strategic initiative to increase Mustang's shareholder value resulting in the acquisition of the company by Quintus

Corporation. During Mr. Hirschman's tenure as Mustang Software's chairman, its market capitalization increased from $19.5 million to $290 million. Previously, he was Vice President Operations, Software Etc., Inc., a 396 retail software chain, from 1989 until 1996. He has held senior management positions with T.J.Maxx, Gap Stores and Banana Republic. He is currently Chairman of the Board of Bravo! Foods International Corp. and a director of Starbase Corporation. He is active in community affairs and serves on the Advisory Board of the Salvation Army Adult Rehabilitation Centers.


Compensation of Directors

     Each director who is not an employee of the Company receives a quarterly retainer of $2,000 and $600 per diem fees for days in which a Board meeting is attended or a non employee board member is otherwise required to visit the Company or spend a significant amount of a day on Company matters. Non-employee directors are also reimbursed for travel expenses. Non-employee directors will be eligible to receive options to purchase 100,000 shares per year of the Company's common stock, vesting at 25,000 shares per quarter of service to the Company. The shares shall be issued pursuant to the Company's 2000 Non-Statutory Stock Option Plan, which shall be replaced upon the adoption by the shareholders, with the 2002 Incentive and Non-Statutory Stock Option Plan.


Board Meetings and Committees

     The Board of Directors met 3 times during the fiscal year ended June 30, 2001. A quorum of directors was present for all board and committee meetings during fiscal 2001. For fiscal 2002, the Board has established a policy of meeting at least quarterly. The Board has also established an Audit Committee and a Compensation Committee. The Audit Committee consists of Messrs. Hirschman, Danovitch and Pearce and serves to monitor the financial controls and reporting of the Company. The Compensation Committee consists of Messrs. Danovitch, Hirschman, and Pearce and has the responsibility to review and make recommendations to the Board of Directors regarding executive compensation and stock option matters. There are no employees or employee directors who serve on either the Compensation or the Audit Committees


Required Vote

     Each nominee receiving affirmative votes from a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting on this matter shall be elected as a Director.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NAMED NOMINEES UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our executive officers. The relevant information concerning our current directors is set forth in "Proposal 1 - Election of Directors" above.

      Name                Age            Position                    Year Elected  or Appointed
      ----                ---            --------                    --------------------------
Linda B. Grable            64       Chief Executive Officer and                  1994
                                    Chairman of the Board

John d'Auguste             51       President                                    2001

Allan L. Schwartz          59       Executive Vice-President, Chief              1994
                                    Financial Officer and Director

Edward R. Horton           43       Chief Operating Officer                      2001

See information concerning Mrs. Grable and Mr. Schwartz under "Proposal 1 - Election of Directors" above.

JOHN D'AUGUSTE
     John d'Auguste was appointed President by the Board of Directors in August 2001. He has extensive experience with medical products including CT, MRI, X-Ray and microscopes. His experience was gained while holding positions with GE Medical Systems from 1973 to 1983, Picker X-Ray International from 1983 to 1985, and Cambridge Instruments from 1988 to 1989. Between 1985-1988, Mr. d'Auguste also held various management positions with GE's Aerospace Division, and from 1989 to 1993 was Vice President-Rail and Transit Business Unit for General Railway Signal. From 1993 to 1997, he was with Gateway 2000 Inc., where he served as Vice President-Operations, where he was responsible for managing 2,500 employees and $5 billion in annual revenue and later served as Vice President-Direct Sales of Gateway 2000 Inc. From 1997 to 1999, he was President of Operations for Cabletron Systems, and from 1999 until 2001 was Chief Executive Officer of Revonet Inc. Mr. d'Auguste holds a B.S. degree in Systems Engineering from Polytechnic Institute of Brooklyn and a M.S. degree in Engineering Management from the Milwaukee School of Engineering.

EDWARD R. HORTON
     Ed Horton was appointed Chief Operating Officer by the Board of Directors in August 2001 and will be responsible for all operational activities including the planning, purchasing, production, quality assurance, engineering and distribution functions. Mr. Horton began his career almost 20 years ago in the medical device industry beginning with Bristol Myers as a manufacturing engineer. In 1993, he became the VP of Manufacturing and Operations for Microtek Medical Inc. From 1997 to 2001 he was a co-founder and Vice President of Operations for Deka Medical, Inc. bringing the company from a start-up to a revenue producing company with over $23 million in annual sales in just 4 years. Mr. Horton holds a B.S. degree in Industrial Engineering from Bradley University and a M.B.A. from University of North Florida.

     The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer and other executive officers for services rendered to us during fiscal 2001, 2000 and 1999. No other person during these years, who served as one of our executive officers, had a total annual salary and bonus in excess of $100,000. Also, see "Stock Option Plan-Option/SAR Grants in Last Fiscal Year".

                                             SUMMARY COMPENSATION TABLE

                             Annual Compensation                     Long-Term Compensation

Name & Principal
Position                    Year    Salary          Other Annual   Restricted  Securities/Underlying
                                    Compensation    Stock Awards   Option/SARs
Richard J. Grable, CEO      1999    $286,225                                       458,333
and Director(1)             2000    $286,225                                       793,255
                            2001    $286,225                                       500,000 (2)

Linda B Grable,             1999    $119,070                                       458,333
President and Director      2000    $119,070                                       793,255
                            2001    $127,404                                       500,000 (2)

Allan L. Schwartz, Exec.    1999    $119,070                                       458,333
V.P., CFO and Director      2000    $119,070                                       793,255
                            2001    $127,404                                       500,000 (2)


(1)  Mr. Grable passed away on August 13, 2001.
(2) The aggregate dollar value of the 2001 options, based on the averaged high and low price on June 30, 2001 are as follows: Richard J. Grable -$482,500; Linda B. Grable-$482,500; and Allan L Schwartz-$482,500.

EMPLOYMENT AGREEMENTS
     On August 29, 1999, we entered into five-year employment agreements with Richard Grable, Allan Schwartz and Linda Grable. Under these agreements, base annual salaries, are as follows: Richard Grable, $286,225; Linda Grable, $119,070; and Allan Schwartz, $119,070. In addition, each person receives a car allowance of $500 per month. Each employment agreement provides for performance bonuses, health insurance, car allowances, and other customary benefits, and a cost of living adjustment of 7% per annum. No bonuses have been paid to date.

     At a special meeting of the Board of Directors held on August 28, 2001 the Board, with Linda Grable abstaining, voted to grant a death benefit of one year's salary ($286,225) to Richard Grable's beneficiary in recognition of his services as a co-founder, CEO and inventor of the CTLM(R). As of the date of this report we have paid $80,000 of this death benefit to Linda Grable, as beneficiary of Richard Grable.

     The following table sets forth certain information with regard to the Options/SAR grants by the Company to management for the fiscal year ended June 30, 2001. Richard J. Grable, Linda B. Grable and Allan L. Schwartz each exercised options that netted 1,108,967 common shares after their respective cashless exercises of options during fiscal 2001.

                      Option/SAR Grants in Last Fiscal Year

                        No. of Securities  % of Total Options
                        Underlying         Granted to           Exercise or       Market Price
                        Options            Employees In         Base Price        On Date of      Expiration
Name                      Granted          Fiscal Year          ($/Share)             Grant           Date
----                    ------------       -------------------  ---------         ---------       --------
Richard J. Grable           500,000               29%               2.73             2.48         8/30/04
Linda B. Grable             500,000               29%               2.73             2.48         8/30/04
Allan L. Schwartz           500,000               29%               2.73             2.48         8/30/04

Stock Option Plans
     For the fiscal year ended June 30, 2001, all of our executive officers were participants in our 1995 Incentive Stock Option Plan (the "1995 Plan"), and all options held by our executive officers were granted under the 1995 Plan. The 1995 Plan was approved by our Board of Directors and adopted by the shareholders at the March 1995 annual meeting. The 1995 Plan provides for the granting, exercising and issuing of incentive options pursuant to Internal Revenue Code,
Section 422. Under the 1995 Plan, we may grant incentive stock options to purchase up to 5% of our issued and outstanding common stock at any time. Our Board of Directors has direct responsibility for the administration of the 1995 Plan. As of the date of this proxy statement, incentive stock options to purchase 5,436,883 shares of Common Stock at prices ranging from $.23 to $2.73 are outstanding under the 1995 Plan.

     In January 2000 our Board of Directors adopted, and in May 2000 our shareholders approved, our 2000 our Non-Statutory Stock Option Plan (the "2000 Plan"). This Plan was adopted in order to allow the Company to provide long-term incentives in the form of stock options to the Company's non-employee directors, consultants and advisors, who are not eligible to receive incentive stock options. As of the date of this Proxy Statement, non-statutory stock options to purchase 150,000 shares of Common Stock at a price of $.65 per share and 300,000 shares of common stock at a price of $.55 per share are outstanding under the 2000 Plan.

     In January 2002, our Board replaced the 1995 Plan and 2000 Plan with a new combined stock option plan, the 2002 Incentive and Non-Statutory Stock Option Plan (the "2002 Plan"), which provides for the grant of incentive and non-statutory options to purchase an aggregate of 6,340,123 shares of Common Stock. The 2002 Plan is being submitted to our stockholders in Proposal 2 set forth below. Upon approval of the 2002 Plan, all options outstanding under the 1995 and 2000 Plans will remain outstanding; however, no new options will be granted under those plans.

     According to their stock option agreements, which are part of their employment agreements, Mr. Richard J. Grable, Mr. Allan L. Schwartz, and Mrs. Linda B. Grable each received an option to purchase 2,500,000 shares of common stock or preferred stock. These options are granted and vest in equal installments over a five-year period. On August 30, 2001, Mrs. Grable and Mr. Schwartz received vested options to purchase 500,000 shares each at an exercise price of $.77 per share (equal to 110% of the fair market value of the shares on the anniversary date of the grant, August 30, 2001). On each subsequent anniversary date, August 30th, Mrs. Grable and Mr. Schwartz shall receive vested options for an additional 500,000 shares at 110% of the fair market value of the shares on that date. These stock option agreements terminate on August 30, 2004. The employment and stock option agreements were approved by the Board of Directors and were ratified by our shareholders at the annual meeting held on November 20, 2000. As a result of his death on August 13, 2001, Mr. Grable's unvested options to purchase 1,500,000 shares underlying his employment agreement were cancelled.

     Fiscal Year-End Option Values. The following table sets forth certain information concerning the number and value of securities underlying exercisable and un-exercisable stock options as of the fiscal year ended June 30, 2001 by the Name Executive Officers.

                          Fiscal Year End Option Values

                        Number of
                        Securities                   Number of Securities              Value of Unexercised
                        Underlying                   Underlying Unexercised            "In-The-Money" Options
                        Options/SARs    Value        Options at Fiscal Year End        at Fiscal Year End
                        Exercised       Realized     Exercisable  Unexercisable      Exercisable  Unexercisable
Name                       (#)             ($)           (#)           (#)               ($)           ($)
Richard J. Grable          0              $  0        500,000           0               $  0         $  0

Linda B. Grable            0              $  0        500,000           0               $  0         $  0

Allan L. Schwartz          0              $  0        500,000           0               $  0         $  0


PROPOSAL 2

             CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE COMPANY'S
               2002 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

     The Company's Board of Directors has adopted the 2002 Incentive and Non-statutory Stock Option Plan (the "2002 Plan") for employees, officers, directors and consultants of the Company and any subsidiaries. The 2002 Plan is effective February 1, 2002, subject to shareholder approval. A total of 6,340,123 shares of Common Stock are available for issuance under the 2002 Plan. No options have been granted under the 2002 Plan as of the date of this Proxy Statement.

     The Company's officers, directors and employees, as of the date of this Proxy Statement, hold incentive and non-statutory stock options, issued under the 1995 and 2000 Plans, to purchase an aggregate of 5,886,883 shares of Common Stock. These options are exercisable at prices ranging from $.23 to $2.73 per share and expire between 2002 and 2012.

     The following description of the 2002 Plan is qualified by reference to the complete text of the 2002 Plan, which is set forth on Exhibit "A" to this Proxy Statement.

     The 2002 Plan provides for the issuance of up to 6,340,123 shares of Common Stock upon exercise of options designated as either "Incentive Stock Options" ("ISO") or "Non-statutory Stock Options" ("NSO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the 2002 Plan is to encourage stock ownership by employees, officers, directors and consultants of the Company, to give them a greater personal interest in the success of the Company, and to align their interest directly to the interests of the shareholders. The 2002 Plan is administered by the Stock Option Committee of the Board of Directors or the entire Board (the "Committee"), which determines, among other things, the persons to be granted options under the 2002 Plan, the number of shares subject to each option, the exercise price, and any other condition that the Board may require or otherwise impose not inconsistent with the plan.

     The exercise price of any option granted under the 2002 Plan may not be less than the fair market value of the shares subject to the option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Committee, provided that no option may be exercisable more than 10 years after the date of grant. ISOs may be granted only to employees. No option may be exercised unless, at the time of exercise, the grantee is an officer, director, employee or consultant or was an officer, director, employee or consultant within the previous three months. In the event of death, ISOs may be exercised during a 12-month period following such event. The Company may grant an employee, officer, director or consultant options for any number of shares (subject to the 2002 Plan's overall limit), except that the value of the shares subject to one or more ISOs first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the grantee.

     The following is a summary of the federal income tax treatment under the Code, as presently in effect, of options granted under the 2002 Plan. The Company recommends that grantees seek independent tax advice with respect to their options.

     With respect to ISOs, a grantee will not recognize any taxable income at the time the option is granted and the Company will not be entitled to a federal income tax deduction at that time. No income will be recognized by the holder of an ISO at the time of exercise. If the grantee holds the shares of Common Stock acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate exercise price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be, to the grantee and the Company will not be entitled to a federal income tax deduction. If the shares of the Company's Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the grantee will realize taxable ordinary income in an amount equal to the excess of the market value of the shares of the Common Stock at the time of exercise, over the aggregate exercise price. The Company may be entitled to a federal income tax deduction equal to such amount. Special tax rules may apply in the case of a grantee who is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

     With respect to NSOs, the granting of the option does not produce taxable income to the grantee or a tax deduction to the Company. Taxable ordinary income will be recognized by the grantee at the time of exercise in an amount equal to the excess of the market value of the shares of Common Stock purchased at the time of such exercise over the aggregate exercise price. The Company may be entitled to a corresponding federal income tax deduction. Special rules may apply in the case of a grantee who is subject to Section 16(b) of the Exchange Act or a grantee who pays all or part of the option price by tendering shares of Common Stock owned by the grantee. Upon a subsequent taxable disposition of the shares of the Company's Common Stock, the grantee will generally recognize taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time of exercise will constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment. The tax basis for the shares of the Company's Common Stock acquired is the exercise price plus the taxable income recognized.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2002 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN.

Annexed to this Proxy Statement as Exhibit A is the 2002 Incentive and Non-Statutory Stock Option Plan.

PROPOSAL 3


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Margolies, Fink and Wichrowski CPA as independent public accountants of the Company with respect to its operations for the fiscal year 2002, subject to ratification by the holders of Common Stock of the Company. The firm has audited the Company's financial statements since 1994. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     There will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Margolies, Fink and Wichrowski, CPA is not ratified, the matter of appointment of independent public accountants will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPOINTMENT OF MARGOLIES, FINK AND WICHROWSKI, CPA'S AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company anticipates that the Fiscal Year 2003 Annual Meeting will be held on or about November 13, 2002 and that the proxy materials for the Fiscal 2003 Annual Meeting will be mailed on or before October 13, 2002. If any stockholder wishes a proposal to be considered for inclusion in the Fiscal 2003 Proxy Statement, this material must be received by the Chief Executive Officer no later than August 13, 2002.


OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                           By Order of the Board of Directors

                                                   /s/ Allan L. Schwartz
                                                   ---------------------
                                                   Allan L. Schwartz, Secretary

                                   APPENDIX A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON March 13, 2002

         The undersigned hereby appoints Linda B.Grable and Allan L. Schwartz and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Imaging Diagnostic Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc. to be held at the Company's offices, located at 6531 NW 18th Court, Plantation, Florida, on March 13, 2002, at 9:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally sent, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                                 (Continued, and to be signed on the other side)

                                              Please mark your votes as this [X]

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 & 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                                                 FOR            WITHOLD FOR
PROPOSAL 1: To elect five directors              [ ]                [ ]
to hold office until the Fiscal Year 2003
Annual Meeting of Stockholders.

Nominees:    Linda B. Grable, Allan L. Schwartz, David E. Danovitch,
Phil E. Pearce and Stanley A. Hirschman

Instruction: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.

------------------------------------------

FOR
PROPOSAL 2: To adopt the Company's          FOR      AGAINST      ABSTAIN
2002 Incentive and Non-Statutory Stock
Option Plan                                [   ]      [   ]        [   ]

FOR
PROPOSAL 3: To ratify selection of          FOR      AGAINST      ABSTAIN
Margolies, Fink and Wichrowski CPA,
as independent public accountants          [   ]      [   ]        [   ]
of the Company for its fiscal
year ending June 30, 2002.

I PLAN TO ATTEND THE MEETING                       [   ]
ADMISSION TO ANNUAL MEETING WILL BE BY TICKET ONLY TO STOCKHOLDERS OF RECORD ON RECORD DATE. ADMISSION TICKETS WILL BE MAILED TO THE ADDRESS ENTERED BELOW:

Name:______________________________________________________

Street Address:_______________________________________________

City:_______________________________State:____Zip:_____________

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorney-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by authorized person.


Signature____________________________________ Date________________

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.

               2002 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN



                        IMAGING DIAGNOSTIC SYSTEMS, INC.


               2002 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN



I.  PURPOSE OF THE PLAN

This 2002 Incentive and Non-Statutory Stock Option Plan (the "Plan") is intended to promote the interests of Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), by providing (i) key employees (including officers and directors) of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies) and (ii) consultants and other independent advisors who provide valuable services to the Company (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or its parent or subsidiary corporations).

For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.      DEFINITIONS

As used herein, the following definitions shall apply:

"Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Committee appointed by the Board in accordance with paragraph (A) of Section IV of the Plan, if one is appointed, or the Board if no committee is appointed.

"Common Stock" shall mean the no par value common stock of the Company.

"Company" shall mean Imaging Diagnostic Systems, Inc., a Florida corporation.

"Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who is compensated for services as a director only with the payment of a director's fee by the Company.

"Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

"Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

"Incentive Stock Option" shall mean an Option, which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Non-Employee Director" shall mean a director who:

 (i) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

 (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

 (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

"Non-Statutory Stock Option" shall mean an Option granted under this Plan, which does not qualify as an Incentive Stock Option. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under the Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-Statutory Stock Options under the Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Non-Statutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

"Option" shall mean an Incentive Stock Option, a Non-Statutory Stock Option or both.

"Optioned Stock" shall mean the Common Stock subject to an Option.

"Optionee" shall mean an Employee or other person who is granted an Option.

"Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

"Plan" shall mean this 2002 Incentive and Non-Statutory Stock Option Plan.

"Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section X of the Plan.

"Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

"Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.


III.     STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section X of the Plan, the maximum aggregate number of Shares, which may be optioned and sold under the Plan, is 6,340,123 shares of Common Stock. Shares of the Company's common stock (the "Common Stock") shall be available for issuance under the Plan and may be drawn from the Company's authorized but unissued shares of Common Stock, from reacquired shares of Common Stock, including shares repurchased by the Company on the open market, or from Common Stock otherwise reserved pursuant to this Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares issued under the Plan shall not be available for subsequent option grant under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to the number and/or class of securities and price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.

The adjustments determined by the Committee shall be final, binding and conclusive.

Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions determined by the Committee.


IV.      ADMINISTRATION OF THE PLAN.

Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

 (i) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph (A)(i) of this Section IV shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

 (ii) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

To grant Incentive Stock Options and Non-Statutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall an Incentive Stock Option and a Non-Statutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement; To determine, upon review of relevant information and in accordance with Section VII(A) of the Plan, the fair market value of the Common Stock; To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section VII(A) of the Plan; To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; To interpret the Plan; To prescribe, amend and rescind rules and regulations relating to the Plan; To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section VII of the Plan; To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and To make all other determinations deemed necessary or advisable for the administration of the Plan. Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.


V.       ELIGIBILITY

Persons Eligible. Options may be granted to any person selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section V. An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

VI.      TERM OF PLAN

The Plan becomes effective on the date the Plan is approved by the shareholders of the Company in accordance with Section 422 of the Code. It shall continue in effect until a date that is 10 years after such approval, unless sooner terminated under Section XII of the Plan.

VII.     TERMS & CONDITIONS OF THE OPTIONS

Options granted pursuant to the Plan shall be authorized by action of the Committee and will be Non-Statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Committee; provided, however, that each such instrument shall comply with the terms and conditions specified below.

Option Price.

The option price per share shall be fixed by the Committee. In no event, however, shall it be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant. The option price shall become immediately due upon exercise of the option and, subject to the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:
(a)      full payment in cash or check drawn to the Company's order;

(b) full payment in shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date (as such term is defined below);

(c) full payment in a combination of shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date and cash or check; or

(d) full payment through a broker-dealer sale and remittance procedure provided that sale of the Optioned stock is permitted as a result of an effective registration statement under the Securities Act of 1933, as amended, and compliance with all applicable securities laws, pursuant to which the Optionee
(i) shall provide irrevocable written instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (ii) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

 (a) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market System or any successor system.

If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

 (b) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

 (c) If the Common Stock is quoted on the Nasdaq SmallCap Market, or any similar system of automated dissemination of quotations of securities process in common use, the fair market value shall be the mean between the closing bid and asked quotations for the Common Stock on such date.

 (d) If neither clause (a), (b) or (c) is applicable, then the fair market value shall be the mean between the closing bid and asked quotations for the Common Stock as reported by the National Quotation Bureau, Inc., if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding business days.

Term and Exercise of Options. Each Option shall be exercisable at such time or times and during such period as is determined by the Committee and set forth in the stock option agreement evidencing the grant; provided that at least 75% of the Options granted hereunder shall become exercisable ratably over a five-year period from the date of grant, with the vesting interval (i.e., monthly, quarterly, etc.) and any period prior to the commencement of vesting determined in each case by the Committee. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. An Option may not be exercised for a fraction of a share. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

Termination of Service.

Except to the extent otherwise provided pursuant to Section VII(E), the following provisions shall govern the exercise period applicable to any outstanding Options under the Plan which are held by the Optionee at the time of his or her cessation of Service or death.

(a) Should the Optionee cease Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Code) while holding one or more outstanding Options under the Plan, then none of those Options shall (except to the extent otherwise provided pursuant to Section VII(E)) remain exercisable beyond the limited post-Service period designated by the Committee at the time of the Option grant and set forth in the Option agreement.

 (b) Any Option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised, by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the expiration of the period designated by the Committee at the time of the Option grant and set forth in the Option agreement, which may be any period from one month to three years measured from the date of the Optionee's death, or (ii) the specified expiration date of the Option term. Upon the occurrence of the earlier event, the Option shall terminate and cease to be exercisable.

 (c) Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term.

 (d) During the limited post-Service exercise period, the Option may not be exercised for more than the number of shares for which the Option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be exercisable. However, upon the Optionee's cessation of Service, each outstanding Option at the time held by the Optionee shall immediately terminate and cease to be outstanding with respect to any shares for which the Option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

 (e) Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its Parent or Subsidiary, then in any such event all outstanding Options held by the Optionee under this Plan shall terminate immediately and cease to be exercisable.

The Committee shall have complete discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to permit one or more Options held by the Optionee under this Plan to be exercised, during the limited period of exercisability provided under subparagraph (i) above, not only with respect to the number of shares for which each such Option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the Option would otherwise have become exercisable during such limited period had such cessation of Service not occurred.

For purposes of the foregoing provisions of this section (and for all other purposes under the Plan):

 (a) The Optionee shall (except to the extent otherwise specifically provided in the applicable Option agreement) be deemed to remain in the Service of the Company for so long as such individual renders services on a periodic basis to the Company (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

 (b) The Optionee shall be considered to be an Employee for so long as he or she remains in the employ of the Company or one or more Parent or Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the Option until such individual shall have exercised the Option, paid the Option price for the purchased shares and been issued a stock certificate for such shares.

Extension Of Exercise Period. The Committee shall have full power and authority to extend the period of time for which any Option granted under this section is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under this section to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.


VIII.    EXERCISE OF OPTION

Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

In the sole discretion of the Committee, at the time of the grant of an Option or subsequent thereto but prior to the exercise of an Option, an Optionee may be provided with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Committee.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Committee, may consist of a consideration and method of payment allowable under Section VII(A)(ii) and this Section VIII(A) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section X of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares, which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

Termination of Status as an Employee. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Committee at the time of grant of the Option after the date he ceases to be an Employee, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

 Disability of Optionee. In the case of an Incentive Stock Option, notwithstanding the provisions of Section VIII(B) above, in the event an Employee is unable to continue as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Committee at the time of grant of the Option from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

Death of Optionee. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

During the term of the Option if the Optionee was at the time of his death an Employee and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or Within such period of time not exceeding three months as is determined by the Committee at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.


IX.      NON-TRANSFERABILITY OF OPTIONS

An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

X.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

 In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

XI.  TIME OF GRANTING OPTIONS

The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections II(R) and XV hereof, setting forth the terms and conditions of such Option.

XII.  AMENDMENT AND TERMINATION OF THE PLAN

Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company holding a majority of the outstanding voting stock of the Company, who are present or represented and entitled to vote thereon;

An increase in the number of Shares subject to the Plan above the number of Shares set forth in Section III of the Plan, other than in connection with an adjustment under Section X of the Plan;

Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Committee to continue to be able to grant Incentive Stock Options under the Plan.

Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

XIII.  CONDITIONS UPON ISSUANCE OF SHARES

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

XIV.  RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

XV.  OPTION AGREEMENT

Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form as the Committee shall approve.

XVI.  INFORMATION TO OPTIONEES

The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information, which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

XVII.  GENDER

As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

XVIII.  CHOICE OF LAW

All questions concerning the construction, validity and interpretation of this plan and the instruments evidencing options will be governed by the internal law, and not the law of conflicts, of the State of Florida.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of February 1, 2002.

                                          IMAGING DIAGNOSTIC SYSTEMS, INC.
                                          By: /s/ Linda B. Grable
                                          Name: Linda B. Grable
                                          Title: Chief Executive Officer

ATTEST:
By:/s/ Allan L. Schwartz
   ------------------------
   Name: Allan L. Schwartz
   Title: Secretary

(SEAL)


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